UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2005

MICROS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-09993	52-1101488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7031 Columbia Gateway Drive, Columbia, Maryland 21046-2289
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 443-285-6000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition

The registrant’s press release dated April 28, 2005, regarding its financial results for the three- and six-month periods ended March 31, 2005, is attached as Exhibit 99.1 to this Form 8-K.

Also, press release dated April 29, 2005, regarding the registrants fiscal 2005 fourth quarter earnings per share forecast confirmation, is attached as Exhibit 99.2 to this Form 8-K.

Note:      The information in Item 2.02 of this Form 8-K, and Exhibit 99, attached, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROS Systems, Inc.

By: /s/ Gary C. Kaufman
Name: Gary C. Kaufman
Title: Executive Vice-President, Finance and Administration, and Chief Financial Officer

Date:	April 29, 2005

EXHIBIT INDEX:

99.1 – Press Release

99.2 – Press Release